UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08797

Name of Fund: BlackRock Series, Inc.

BlackRock International Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

SEMI-ANNUAL (UNAUDITED)

BlackRock Series, Inc.

▶	BlackRock International Fund

Not FDIC Insured ∎ May Lose Value ∎ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2018	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2018, the Fund underperformed its benchmark, the MSCI All Country World Index ex-USA.

What factors influenced performance?

Stock selection within consumer staples represented the largest detractor from performance during the six-month period, followed by stock selection in health care and information technology. In terms of individual holdings, the three largest detractors were Cielo SA, British American Tobacco PLC and Imperial Brands PLC. The Brazilian payments solutions firm Cielo issued a mixed set of financial results that were received negatively by investors in light of a recent initial public offering by a competitor. Regarding British American Tobacco and Imperial Brands, tobacco stocks were hurt by the recent market rotation out of defensive sectors coupled with ongoing negative investor sentiment toward the tobacco industry. The negative sentiment was derived from the FDA’s planned regulatory changes regarding the industry, as well as uncertainty about the development of “Next Generation” products such as e-cigarettes.

Stock selection within financials made the largest contribution to performance, followed by positive stock selection within consumer discretionary and materials. The three largest individual contributors were Sony Corp., Vale SA and TechnipFMC PLC. Shares of the Japanese consumer discretionary company Sony rose sharply after second quarter earnings significantly exceeded expectations and company management raised its 2018 earnings forecast. Additionally, shares of Vale, the world’s largest producer of iron ore, rose steadily during the period as iron ore prices continued their climb.

Describe recent portfolio activity.

The largest change to the Fund’s sector positioning was an increase in consumer discretionary exposure, with the Fund moving from its marginal underweight to a meaningful overweight. This resulted from the purchase of new positions in British media company ITV PLC and Spain-based multinational clothing company Inditex. Conversely, the Fund’s overweight to energy was reduced to a modest underweight as positions in Statoil SA and Oil Search Ltd. were sold. From a regional perspective, trading activity resulted in a significant increase to an overweight position to Europe, particularly the United Kingdom. Lastly, the Fund’s overweight to Japan was moved to an underweight.

Describe portfolio positioning at period end.

The Fund’s largest overweight exposures were to the consumer discretionary, financials and consumer staples sectors, based principally on investments in consumer durables, banks and tobacco, respectively. The Fund had no exposure to telecommunications or industrials. At the country level, the largest overweight positions were in the United Kingdom, Spain and the United States, while the largest underweights were to Canada, Australia and South Korea.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Bank of China Ltd., H Shares	5%
Sony Corp.	5
Engie SA	5
Banco Bilbao Vizcaya Argentaria SA	5
Trend Micro, Inc.	4
British American Tobacco PLC	4
Bayer AG, Registered Shares	4
Diageo PLC	4
ITV PLC	4
ICICI Bank Ltd.	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	20%
Japan	14
United States	12
Spain	10
China	10
France	8
Germany	6
India	4
Netherlands	3
Switzerland	2
Portugal	2
Italy	2
Argentina	2
Hong Kong	2
Singapore	1
Mexico	1
Other Assets Less Liabilities	1

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock International Fund

Performance Summary for the Period Ended April 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.84%	14.07%	N/A	6.25%	N/A	2.87%	N/A
Investor A	2.73	13.65	7.69%	5.85	4.71%	2.49	1.94%
Investor C	2.26	12.63	11.63	4.83	4.83	1.58	1.58
Class K	2.90	14.14	N/A	6.26	N/A	2.88	N/A
Class R	2.63	13.41	N/A	5.53	N/A	2.23	N/A
MSCI All Country World Index ex-USA(c)	3.47	15.91	N/A	5.46	N/A	2.26	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund invests primarily in stocks of companies located outside the United States.
(c)	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Expenses Paid During the Period(a)	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,028.40	$4.64	$1,000.00	$1,020.22	$4.62	0.92%
Investor A	1,000.00	1,027.30	6.18	1,000.00	1,018.70	6.15	1.23
Investor C	1,000.00	1,022.60	10.45	1,000.00	1,014.46	10.41	2.08
Class K	1,000.00	915.90	1.95	1,000.00	1,009.22	3.81	0.78
Class R	1,000.00	1,026.30	7.32	1,000.00	1,017.57	7.29	1.46

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 95/365 (to reflect the period from January 25, 2018 (the commencement of operations) to April 30, 2018).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Fund’s Class K Shares inception date of January 25, 2018, Class K Share performance shown is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to August 15, 2011 (commencement of operations), Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on November 1, 2017 and held through April 30, 2018, except with respect to the Fund’s Class K Shares which is based on a hypothetical investment of $1,000 invested on January 25, 2018 (commencement of operations) and held through April 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to the Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) April 30, 2018	BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 94.3%

Argentina — 1.8%
Banco Macro SA - ADR	117,492	$11,387,325

China — 10.0%
Bank of China Ltd., H Shares	57,665,000	31,302,360
NetEase, Inc. — ADR	67,234	17,283,844
Ping An Insurance Group Co. of China Ltd., H Shares	1,565,000	15,292,241

		63,878,445
France — 8.3%
Arkema SA	166,803	21,850,266
Engie SA	1,778,040	31,189,425

		53,039,691
Germany — 6.1%
BASF SE	119,578	12,441,292
Bayer AG, Registered Shares	218,813	26,152,406

		38,593,698
Hong Kong — 1.5%
Nine Dragons Paper Holdings Ltd.	6,627,000	9,883,901

India — 3.5%
ICICI Bank Ltd.	5,241,586	22,296,881

Italy — 1.9%
Intesa Sanpaolo SpA	3,126,566	11,893,309

Japan — 13.9%
Mitsui Fudosan Co. Ltd.	543,100	13,911,750
Omron Corp.	279,000	15,057,458
Sony Corp.	669,900	31,288,428
Trend Micro, Inc.	470,700	28,142,631

		88,400,267
Mexico — 1.2%
Fomento Economico Mexicano SAB de CV	761,436	7,367,205

Netherlands — 3.4%
Aegon NV	2,985,919	21,883,138

Portugal — 2.1%
Banco Comercial Portugues SA, Class R (a)	40,789,415	13,654,398

Singapore — 1.2%
Sea Ltd. — ADR (a)	734,430	7,704,171

Spain — 10.2%
Banco Bilbao Vizcaya Argentaria SA	3,717,762	30,084,304
CaixaBank SA	3,398,106	16,524,535
Industria de Diseno Textil SA	599,275	18,576,419

		65,185,258

Security	Shares	Value
Switzerland — 2.5%
Cie Financiere Richemont SA, Registered Shares	165,282	$15,711,500

United Kingdom — 20.2%
British American Tobacco PLC	503,060	27,591,766
Burberry Group PLC	694,222	17,433,966
Diageo PLC	697,318	24,876,764
Imperial Brands PLC	619,617	22,169,821
ITV PLC	10,911,415	22,699,970
TechnipFMC PLC	422,839	13,936,773

		128,709,060
United States — 6.5%
BioMarin Pharmaceutical, Inc. (a)	231,395	19,323,796
Schlumberger Ltd.	324,695	22,261,089

		41,584,885

Total Long-Term Investments — 94.3% (Cost: $557,117,331)		601,173,132

Short-Term Securities — 5.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.57%(b)(c)	31,656,452	31,656,452

Total Short-Term Investments — 5.0% (Cost: $31,656,452)		31,656,452

Total Investments — 99.3% (Cost: $588,773,783)		632,829,584

Other Assets Less Liabilities — 0.7%		4,320,561

Net Assets — 100.0%		$637,150,145

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.
(c)	During the six months ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	31,122,581	533,871	31,656,452	$31,656,452	$161,610	$86	$—

(a)	Includes net capital gain distributions, if applicable.

Portfolio Abbreviations

ADR      American Depositary Receipt

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock International Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended April 30, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$(891,071)	$—	$—	$(891,071)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$397,589	$—	$—	$397,589

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	—	(a)
Average amounts sold — in USD	—	(a)

(a)	Derivative not held at quarter-end. The amounts shown in the Statement of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Argentina	$11,387,325	$—	$—	$11,387,325
China	17,283,844	46,594,601	—	63,878,445
France	—	53,039,691	—	53,039,691
Germany	—	38,593,698	—	38,593,698
Hong Kong	—	9,883,901	—	9,883,901
India	—	22,296,881	—	22,296,881
Italy	—	11,893,309	—	11,893,309
Japan	—	88,400,267	—	88,400,267
Mexico	7,367,205	—	—	7,367,205
Netherlands	—	21,883,138	—	21,883,138
Portugal	—	13,654,398	—	13,654,398
Singapore	7,704,171	—	—	7,704,171
Spain	—	65,185,258	—	65,185,258
Switzerland	—	15,711,500	—	15,711,500
United Kingdom	13,936,773	114,772,287	—	128,709,060
United States	41,584,885	—	—	41,584,885
Short-Term Securities:
Money Market Fund	31,656,452	—	—	31,656,452

	$130,920,655	$501,908,929	$—	$632,829,584

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1(a)	Transfers into Level 2(a)	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks:
France	$—	$(17,412,845)	$17,412,845	$—

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

April 30, 2018

BlackRock International Fund

ASSETS
Investments at value — unaffiliated (cost — $557,117,331)	$601,173,132
Investments at value — affiliated (cost — $31,656,452)	31,656,452
Foreign currency at value (cost — $51,324)	50,230
Receivables:
Capital shares sold	496,848
Dividends — unaffiliated	3,074,122
Dividends — affiliated	46,314
Investments sold	4,565,737
From the Manager	89,588
Deferred offering costs	9,233
Prepaid expenses	32,731

Total assets	641,194,387

LIABILITIES
Payables:
Investments purchased	2,166,982
Capital shares redeemed	702,791
Investment advisory fees	380,348
Service and distribution fees	135,019
Deferred foreign capital gain tax	9,718
Other affiliates	11,093
Directors’ and Officer’s fees	58
Board consolidation	6,919
Transfer agent fees	421,301
Other accrued expenses	210,013

Total liabilities	4,044,242

NET ASSETS	$637,150,145

NET ASSETS CONSIST OF
Paid-in capital	$579,057,477
Undistributed net investment income	2,638,566
Accumulated net realized gain	11,538,787
Net unrealized appreciation (depreciation)	43,915,315

NET ASSETS	$637,150,145

NET ASSET VALUE
Institutional — Based on net assets of $203,878,261 and 11,709,957 shares outstanding, 100 million shares authorized, $0.0001 par value	$17.41

Investor A — Based on net assets of $344,161,723 and 20,205,618 shares outstanding, 100 million shares authorized, $0.0001 par value	$17.03

Investor C — Based on net assets of $66,410,209 and 4,184,306 shares outstanding, 100 million shares authorized, $0.0001 par value	$15.87

Class K — Based on net assets of $1,526,755 and 87,666 shares outstanding, 2 billion shares authorized, $0.0001 par value	$17.42

Class R — Based on net assets of $21,173,197 and 1,242,040 shares outstanding, 100 million shares authorized, $0.0001 par value	$17.05

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations (unaudited)

Six Months Ended April 30, 2018

BlackRock International Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$7,278,288
Dividends — affiliated	161,610
Foreign taxes withheld	(478,847)

Total investment income	6,961,051

EXPENSES
Investment advisory	2,301,348
Service and distribution — class specific	839,041
Transfer agent — class specific	653,122
Professional	37,274
Registration	34,942
Accounting services	33,535
Printing	19,887
Offering	14,070
Directors and Officer	9,397
Custodian	8,565
Board consolidation	6,919
Miscellaneous	14,823

Total expenses	3,972,923
Less:
Fees waived and/or reimbursed by the Manager	(15,884)
Transfer agent fees waived and/or reimbursed — class specific	(83,642)

Total expenses after fees waived and/or reimbursed	3,873,397

Net investment income	3,087,654

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $395,912 foreign capital gains tax)	43,486,748
Capital gain distributions from investment companies — affiliated	86
Forward foreign currency exchange contracts	(891,071)
Foreign currency transactions	(39,511)

42,556,252

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $9,718 foreign capital gains tax)	(30,557,732)
Forward foreign currency exchange contracts	397,589
Foreign currency translations	517,400

(29,642,743)

Net realized and unrealized gain	12,913,509

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,001,163

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock International Fund
	Six Months Ended 04/30/18 (unaudited)	Year Ended 10/31/17
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,087,654	$6,118,523
Net realized gain	42,556,252	50,700,587
Net change in unrealized appreciation (depreciation)	(29,642,743)	62,969,306

Net increase in net assets resulting from operations	16,001,163	119,788,416

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,442,646)	(1,792,904)
Investor A	(3,503,879)	(3,866,723)
Investor C	—	(164,674)
Class R	(153,503)	(187,984)

Decrease in net assets resulting from distributions to shareholders	(6,100,028)	(6,012,285)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	29,194,954	(69,922,967)

NET ASSETS
Total increase in net assets	39,096,089	43,853,164
Beginning of period	598,054,056	554,200,892

End of period	$637,150,145	$598,054,056

Undistributed net investment income, end of period	$2,638,566	$5,650,940

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Fund
	Institutional
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$17.17		$14.03		$14.23		$15.03		$15.51		$12.30

Net investment income(a)	0.12		0.24		0.22		0.16		0.21		0.25
Net realized and unrealized gain (loss)	0.37		3.12		(0.33)		(0.64)		(0.41)		3.13

Net increase (decrease) from investment operations	0.49		3.36		(0.11)		(0.48)		(0.20)		3.38

Distributions from net investment income(b)	(0.25)		(0.22)		(0.09)		(0.32)		(0.28)		(0.17)

Net asset value, end of period	$17.41		$17.17		$14.03		$14.23		$15.03		$15.51

Total Return(c)
Based on net asset value	2.84	%(d)	24.36%		(0.76)%		(3.17)%		(1.26)%		27.77	%(e)

Ratios to Average Net Assets
Total expenses	0.94	%(f)(g)	1.10	%(f)(h)(i)	1.26	%(h)(i)	1.25	%(h)(i)	1.23	%(h)(i)	1.22	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.92	%(f)(g)	1.00	%(f)(h)(i)	1.00	%(h)(i)	1.00	%(h)(i)	1.00	%(h)(i)	1.00	%(h)(i)

Net investment income	1.34	%(f)(g)	1.53	%(f)(h)(i)	1.60	%(h)(i)	1.11	%(h)(i)	1.39	%(h)(i)	1.81	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$203,878		$166,510		$114,863		$130,327		$194,685		$431,563

Portfolio turnover rate	53%		101	%(j)	84	%(k)	112	%(k)	128	%(k)	128	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.68%.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Annualized.
(h)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(i)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(j)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(k)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Investor A
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$16.75		$13.71		$13.90		$14.68		$15.17		$12.03

Net investment income(a)	0.09		0.17		0.16		0.11		0.14		0.20
Net realized and unrealized gain (loss)	0.37		3.05		(0.31)		(0.62)		(0.40)		3.07

Net increase (decrease) from investment operations	0.46		3.22		(0.15)		(0.51)		(0.26)		3.27

Distributions from net investment income(b)	(0.18)		(0.18)		(0.04)		(0.27)		(0.23)		(0.13)

Net asset value, end of period	$17.03		$16.75		$13.71		$13.90		$14.68		$15.17

Total Return(c)
Based on net asset value	2.73	%(d)	23.77%		(1.10)%		(3.50)%		(1.70)%		27.37	%(e)

Ratios to Average Net Assets
Total expenses	1.27	%(f)(g)	1.45	%(f)(h)(i)	1.64	%(h)(i)	1.59	%(h)(i)	1.57	%(h)(i)	1.56	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.23	%(f)(g)	1.37	%(f)(h)(i)	1.38	%(h)(i)	1.38	%(h)(i)	1.38	%(h)(i)	1.38	%(h)(i)

Net investment income	1.00	%(f)(g)	1.15	%(f)(h)(i)	1.21	%(h)(i)	0.76	%(h)(i)	0.92	%(h)(i)	1.53	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$344,162		$336,934		$307,992		$285,442		$285,565		$280,123

Portfolio turnover rate	53%		101	%(j)	84	%(k)	112	%(k)	128	%(k)	128	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.29%.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Annualized.
(h)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(i)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(j)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(k)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Investor C
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$15.52		$12.67		$12.94		$13.68		$14.15		$11.23

Net investment income (loss)(a)	0.01		0.04		0.02		(0.03)		(0.01)		0.06
Net realized and unrealized gain (loss)	0.34		2.83		(0.29)		(0.58)		(0.36)		2.86

Net increase (decrease) from investment operations	0.35		2.87		(0.27)		(0.61)		(0.37)		2.92

Distributions from net investment income(b)	—		(0.02)		—		(0.13)		(0.10)		(0.00	)(c)

Net asset value, end of period	$15.87		$15.52		$12.67		$12.94		$13.68		$14.15

Total Return(d)
Based on net asset value	2.26	%(e)	22.69%		(2.09)%		(4.49)%		(2.62)%		26.02	%(f)

Ratios to Average Net Assets
Total expenses	2.15	%(g)(h)	2.35	%(g)(i)(j)	2.54	%(i)(j)	2.45	%(i)(j)	2.43	%(i)(j)	2.49	%(i)(j)

Total expenses after fees waived and/or reimbursed	2.08	%(g)(h)	2.31	%(g)(i)(j)	2.42	%(i)(j)	2.37	%(i)(j)	2.35	%(i)(j)	2.39	%(i)(j)

Net investment income (loss)	0.12	%(g)(h)	0.26	%(g)(i)(j)	0.19	%(i)(j)	(0.24	)%(i)(j)	(0.05	)%(i)(j)	0.51	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$66,410		$72,478		$110,527		$136,136		$148,042		$156,198

Portfolio turnover rate	53%		101	%(k)	84	%(l)	112	%(l)	128	%(l)	128	%(l)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.93%.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Annualized.
(i)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(j)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(k)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(l)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Class K
	Period from 01/25/18(a) to 04/30/18 (unaudited)
Net asset value, beginning of period	$19.02

Net investment income(b)	0.12
Net realized and unrealized loss	(1.72)

Net decrease from investment operations	(1.60)

Net asset value, end of period	$17.42

Total Return(c)
Based on net asset value	(8.41	)%(d)

Ratios to Average Net Assets
Total expenses	0.80	%(e)(f)

Total expenses after fees waived and/or reimbursed	0.78	%(e)(f)

Net investment income	2.56	%(e)(f)

Supplemental Data
Net assets, end of period (000)	$1,527

Portfolio turnover rate	53	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Class R
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$16.73		$13.68		$13.88		$14.64		$15.12		$11.98

Net investment income(a)	0.07		0.13		0.12		0.06		0.09		0.16
Net realized and unrealized gain (loss)	0.37		3.05		(0.32)		(0.62)		(0.39)		3.05

Net increase (decrease) from investment operations	0.44		3.18		(0.20)		(0.56)		(0.30)		3.21

Distributions from net investment income(b)	(0.12)		(0.13)		—		(0.20)		(0.18)		(0.07)

Net asset value, end of period	$17.05		$16.73		$13.68		$13.88		$14.64		$15.12

Total Return(c)
Based on net asset value	2.63	%(d)	23.44%		(1.44)%		(3.81)%		(1.98)%		26.95	%(e)

Ratios to Average Net Assets
Total expenses	1.49	%(f)(g)	1.74	%(f)(h)(i)	1.93	%(h)(i)	1.85	%(h)(i)	1.84	%(h)(i)	1.85	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.46	%(f)(g)	1.66	%(f)(h)(i)	1.70	%(h)(i)	1.70	%(h)(i)	1.70	%(h)(i)	1.70	%(h)(i)

Net investment income	0.76	%(f)(g)	0.87	%(f)(h)(i)	0.90	%(h)(i)	0.42	%(h)(i)	0.63	%(h)(i)	1.22	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$21,173		$22,132		$20,819		$21,453		$24,318		$29,711

Portfolio turnover rate	53%		101	%(j)	84	%(k)	112	%(k)	128	%(k)	128	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 26.87%.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Annualized.
(h)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(i)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(j)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(k)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock International Fund (the “Fund”) is a series of the Corporation and is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $500 Million	0.75%
In excess of $500 Million	0.70%

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Distribution Fee	—%	0.75%	0.25%
Service Fee	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended April 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$425,921	$357,816	$55,304	$839,041

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2018, the Fund paid $33 to affiliates of BlackRock in return for these services to Institutional Shares, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended April 30, 2018, the Fund reimbursed the Manager for the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class R	Total
$1,724	$1,911	$388	$76	$4,099

For the six months ended April 30, 2018, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Class R	Total
$134,844	$370,412	$126,537	$21,329	$653,122

Other Fees: For the six months ended April 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $4,688.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

For the six months ended April 30, 2018, affiliates received CDSCs as follows:

Investor A	Investor C
$—	$664

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended April 30, 2018, the amount waived was $8,965.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2018, there were no fees waived by the Manager pursuant to this contractual arrangement.

The Fund has begun to incur expenses in connection with a potential reconfiguration of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended April 30, 2018, the amount reimbursed was $6,919.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K	Class R
0.89%	1.14%	1.89%	0.84%	1.39%

Prior to March 15, 2018, the expense limitations as a percentage of average daily net assets for the Fund were as follows:

Institutional	Investor A	Investor C	Class K(a)	Class R
1.00%	1.38%	2.42%	0.95%	1.70%

(a)	Effective January 25, 2018, implemented contractual cap upon launch through February 28, 2019.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2020, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2018, there were no fees waived and/or reimbursed.

For the six months ended April 30, 2018, the Fund reimbursed the Manager $2,976 for certain accounting services, which is included in accounting services in the Statement of Operations.

These amounts are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Class R	Total
$10,492	$48,164	$22,187	$2,799	$83,642

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended April 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended April 30, 2018, purchases and sales of investments, excluding short-term securities, were $322,645,649 and $313,111,558, respectively.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of October 31, 2017, the Fund had capital loss carryforwards of $30,631,331 available to offset future realized capital gains. These losses are subject to expire on October 31, 2019.

As of April 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$589,159,917

Gross unrealized appreciation	$65,336,972
Gross unrealized depreciation	(21,667,305)

Net unrealized appreciation	$43,669,667

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was 2.1 billion, and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 04/30/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,111,185	$55,174,338	4,000,866	$63,673,873
Shares issued in reinvestment of distributions	121,921	2,103,137	115,087	1,578,998
Shares redeemed	(1,222,934)	(21,615,275)	(2,600,821)	(40,514,803)

Net increase	2,010,172	$35,662,200	1,515,132	$24,738,068

Investor A
Shares sold	2,631,892	$45,355,047	8,503,348	$132,428,713
Shares issued in reinvestment of distributions	193,436	3,269,082	272,268	3,656,571
Shares redeemed	(2,729,243)	(47,422,263)	(11,136,346)	(170,846,436)

Net increase (decrease)	96,085	$1,201,866	(2,360,730)	$(34,761,152)

Investor C
Shares sold	386,928	$6,292,712	670,274	$9,367,349
Shares issued in reinvestment of distributions	—	—	11,701	146,725
Shares redeemed	(873,431)	(14,110,879)	(4,736,442)	(66,419,599)

Net decrease	(486,503)	$(7,818,167)	(4,054,467)	$(56,905,525)

	Period from 01/25/18(a) to 04/30/18
Class K
Shares sold	89,578	$1,557,979
Shares redeemed	(1,912)	(33,165)

Net increase	87,666	$1,524,814

	Six Months Ended 04/30/18
Class R
Shares sold	162,670	$2,842,295	302,471	$4,478,926
Shares issued in reinvestment of distributions	9,072	153,503	13,921	187,242
Shares redeemed	(252,425)	(4,371,557)	(515,709)	(7,660,526)

Net decrease	(80,683)	$(1,375,759)	(199,317)	$(2,994,358)

Total Net Increase (Decrease)	1,626,737	$29,194,954	(5,099,382)	$(69,922,967)

(a)	Commencement of operations.

As of April 30, 2018, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 10,515 Class K Shares of the Fund.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Director

Mark Stalnecker, Chair Elect of the Board(a) and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)	Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Director of the Corporation. Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Corporation.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers LLP

Philadelphia, PA 19103

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	23

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	25

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IF-4/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable
(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series, Inc.

Date: July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series, Inc.

Date: July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series, Inc.

Date: July 5, 2018

4